UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2013

NIM
Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Shareholder Meeting Report	12

Portfolio of Investments	13

Statement of Assets and Liabilities	26

Statement of Operations	27

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	32

Annual Investment Management Agreement Approval Process	38

Reinvest Automatically, Easily and Conveniently	47

Glossary of Terms Used in this Report	48

Additional Fund Information	51

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
November 22, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Select Maturities Municipal Fund (NIM)

This Fund features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Paul L. Brennan, CFA, discusses key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.

What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2013?

During this reporting period, uncertainty about the next step for the Federal Reserve’s quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. Ongoing political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to an unsettled environment and prompted an increase in selling by bondholders across the municipal market. Given this backdrop, municipal bond prices generally declined during this reporting period, while the yield curve steepened. We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep NIM fully invested.

During this reporting period, NIM found value in diversified areas of the market, including general obligation (GO) and other tax-backed bonds, such as Illinois state GOs, and public power, where we increased our exposure to Long Island Power Authority, a credit we believe has strong upside potential. We also found good opportunities to add to our health care exposure, in both new and existing positions.

We continued to manage NIM’s duration in line with the Fund’s intermediate maturity mandate. In keeping with its investment parameters, NIM maintains an average effective maturity of twelve years or less for its portfolio holdings. During this reporting period, we bought bonds with slightly longer maturities (e.g., bonds that mature in 12 or 14 years, rather than 10) to take advantage of the steepening municipal yield curve. This enabled NIM to add more attractive yields further out on the curve and also supplied some protection for NIM’s duration and yield curve positioning. Overall, we did not make any broad changes in duration or maturity. In terms of credit quality, we generally found better opportunities in bonds rated single-A and reinvested much of our call proceeds from bonds rated BBB into this category, resulting in an increase in our A-rated allocation.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping NIM fully invested and supporting its income stream. During the first part of this reporting period, we experienced an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. These calls also had some impact on duration, since the bonds called

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

as part of current refundings were priced to short calls and therefore had negligible durations. Although this was not a strategy during this reporting period, reinvesting these call proceeds in anything other than cash had the effect of extending duration. In the latter months of this reporting period, as interest rates rose, refinancing activity declined. However, we continued to receive cash generated by maturing bonds, which we were able to reinvest at higher yields and lower prices in the rising rate environment. Selling was generally minimal during this period.

How did this Fund perform during the six-month reporting period ended September 30, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides NIM’s return for the six-month, one-year, five-year, and ten-year periods ended September 30, 2013. The Fund’s returns are compared with the performance of corresponding market indexes.

For the six months ended September 30, 2013, NIM’s cumulative return on net asset value (NAV) performed in line with the S&P Municipal Bond Intermediate Index and outperformed the national S&P Municipal Bond Index. Key management factors that influenced the Fund’s return for this period included duration and yield curve positioning, credit exposure and sector allocation.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shortest end of the municipal yield curve posted the best returns during this reporting period, while bonds at the longest end produced the weakest results. Bonds with intermediate maturities also tended to outperform the market as a whole. NIM generally benefited from its intermediate-term orientation. During the previous reporting period, we had allowed the Fund’s maturity and duration to shorten in keeping with our opinion that the risk associated with extending duration at that time outweighed the potential upside. As a result, NIM’s duration was slightly shorter than its target, which was helpful as rates rose.

Credit exposure also factored into NIM’s performance during this reporting period, as events in the municipal market led investors to avoid risk and credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period, higher quality bonds generally outperformed lower quality bonds, specifically bonds rated single-A, BBB, or lower. NIM was overweighted in bonds rated BBB relative to the benchmark, which was the largest detractor from the Fund’s performance. However, this was offset to some degree by good security selection among our BBB holdings.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments during this reporting period. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. During this reporting period, NIM was overweighted in pre-refunded bonds relative to the market average, which benefited its performance. GO credits and housing bonds also typically outperformed the general municipal market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins were industrial development revenue (IDR), health care (including hospitals), utilities, transportation, and water and sewer. In particular, NIM’s holdings of IDRs, health care, and transportation bonds detracted from its performance. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations, lower credit ratings and the tendency of investors to avoid risk. As of September 30, 2013, NIM held less than 5% of its portfolio in lower rated tobacco credits.

During this reporting period, two noteworthy credit events weighed on the municipal market. On July 18, 2013, the City of Detroit filed for Chapter 9. Detroit, burdened by decades of population loss, changes in the auto manufacturing industry, and significant tax base deterioration has been under severe financial stress for an extended period. Detroit’s

6	Nuveen Investments

bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. It is not yet clear how this bankruptcy will impact the actual creditworthiness, or the market’s perception of that creditworthiness, of other municipalities in Michigan. As of September 30, 2013, NIM held less than 1% of its portfolio in Detroit GO bonds, its only exposure to a direct obligation of the city. These GO credits are insured, which we believe adds a measure of value. NIM also holds several Detroit-related issues that are not obligations of the city and thus are not part of the bankruptcy filing. These include Detroit City School District bonds, which are backed by the state of Michigan; Downtown Development Authority tax increment financing (TIF) bonds, which are backed by special pledged taxes; and Wayne County Airport, which is not a city of Detroit enterprise. In terms of performance, the fact that the Detroit GOs were insured helped them deliver a positive total return, as one of the top contributors to overall Fund performance. The other three holdings had a negligible impact on investment performance due to the Detroit bankruptcy.

Shareholders also should be aware of issues impacting NIM’s Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1 and Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. (In October 2013, subsequent to the end of this reporting period, Moody’s further downgraded the COFINA senior sales tax bonds to a rating of A2, while affirming the subordinate bonds at a rating of A3.) These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended September 30, 2013, Puerto Rico paper generally underperformed the municipal market as a whole. NIM has limited exposure (less than 1%) to Puerto Rico bonds, the majority of which are the subordinate sales tax bonds issued by COFINA, which we believe are the best of the Puerto Rico issuance. NIM also holds education bonds issued for Ana G. Mendez University, a private school. No Puerto Rico bonds were purchased or sold in the Fund during this reporting period. The limited nature of NIM’s exposure helped to moderate the impact of the Puerto Rico bonds’ underperformance on the Fund.

Nuveen Investments	7

Share Information

DIVIDEND INFORMATION

During the current reporting period ended September 30, 2013, the Fund’s monthly dividends to shareholders were as shown in the accompanying table.

Per Share Amounts
April	$0.0295
May	0.0295
June	0.0285
July	0.0285
August	0.0285
September	0.0285

Market Yield**	3.51%
Taxable-Equivalent Yield**	4.88%
**

Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NIM seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2013, NIM had a positive UNII balance for tax purposes, based upon our best estimate, and a positive UNII balance for financial reporting purposes.

SHARE REPURCHASES

Since the inception of the Fund’s share repurchase program the Fund has not repurchased any of its outstanding shares.

8	Nuveen Investments

OTHER SHARE INFORMATION

As of September 30, 2013, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.24
Share Price	$9.73
Premium/(Discount) to NAV	(4.98)%
6-Month Average Premium/(Discount) to NAV	(4.29)%

Nuveen Investments	9

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like this Fund frequently trade at a discount to their NAV. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

10	Nuveen Investments

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2013

Average Annual Total Returns as of September 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at NAV	(2.05)%	(0.56)%	5.18%	4.28%
NIM at Share Price	(4.34)%	(10.16)%	5.76%	4.16%
S&P Municipal Bond Intermediate Index	(2.03)%	(1.01)%	6.02%	4.56%
S&P Municipal Bond Index	(3.47)%	(2.25)%	6.00%	4.47%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	26.2%
Utilities	15.0%
Health Care	12.8%
Tax Obligation/General	12.6%
U.S. Guaranteed	11.5%
Transportation	7.8%
Other	14.1%

Credit Quality1,2
(as a % of total investments)
AAA/U.S. Guaranteed	14.5%
AA	22.6%
A	36.5%
BBB	18.9%
BB or Lower	2.4%
N/R	5.1%

States1
(as a % of total investments)
Illinois	13.9%
Texas	10.8%
Pennsylvania	7.6%
Florida	6.3%
California	5.5%
New York	5.5%
South Carolina	5.4%
Colorado	5.4%
New Jersey	4.7%
Ohio	3.6%
Arizona	3.1%
Michigan	2.8%
Wisconsin	2.2%
Connecticut	2.0%
Nevada	1.9%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	11

NIM

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

NIM
Common
shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	10,572,066
Withhold	275,424
Total	10,847,490
Judith M. Stockdale
For	10,518,863
Withhold	328,627
Total	10,847,490
Carole E. Stone
For	10,473,695
Withhold	373,795
Total	10,847,490
Virginia L. Stringer
For	10,519,273
Withhold	328,217
Total	10,847,490

12	Nuveen Investments

NIM
Nuveen Select Maturities Municipal Fund Portfolio of Investments
September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Investments – 96.5%
	Municipal Bonds – 96.5%
	Alabama – 0.1%
$180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$168,286
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	174,708
	Arizona – 3.0%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
60	5.000%, 2/01/20	No Opt. Call	BBB+	66,424
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	293,396
	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	464,644
685	5.000%, 7/01/26	7/22 at 100.00	A1	740,129
685	5.000%, 7/01/27	7/22 at 100.00	A1	730,436
100	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	BBB	88,103
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
100	5.000%, 12/01/17	No Opt. Call	A–	110,418
100	5.250%, 12/01/19	No Opt. Call	A–	110,692
35	5.000%, 12/01/32	No Opt. Call	A–	35,292
480	5.000%, 12/01/37	No Opt. Call	A–	473,765
750	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	10/13 at 100.00	A–	757,028
3,710	Total Arizona			3,870,327
	Arkansas – 1.0%
600	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	578,850
605	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	645,995
1,205	Total Arkansas			1,224,845
	California – 5.3%
300	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	346,119
330	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	352,664
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	125,808
160	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	161,034
550	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	629,525
500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	531,025

Nuveen Investments	13

NIM	Nuveen Select Maturities Municipal Fund (continued) Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$135	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	$153,576
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	261,768
600	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	519,342
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA–	369,230
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	271,410
250	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	271,410
500	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	542,820
295	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	196,320
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA–	1,162,000
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	35,022
300	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2004T, 5.000%, 5/15/30 (Pre-refunded 5/15/14) (WI/DD, Settling 10/01/13) – BHAC Insured	5/14 at 100.00	AA+ (4)	308,964
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	551,280
8,945	Total California			6,789,317
	Colorado – 5.2%
2,895	Centennial Downs Metropolitan District, Colorado, General Obligation Bonds, Series 1999, 5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	N/R	2,943,169
1,175	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 4.500%, 12/01/18 – SYNCORA GTY Insured	12/13 at 100.00	A	1,178,502
1,465	Denver West Metropolitan District, Colorado, General Obligation Refunding and Improvement Bonds, Series 2003, 4.500%, 12/01/18 (Pre-refunded 12/01/13) – RAAI Insured	12/13 at 100.00	A– (4)	1,475,680
55	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	17,609
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	268,020
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20	No Opt. Call	N/R	523,205
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	201,586
7,290	Total Colorado			6,607,771
	Connecticut – 1.9%
815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/07/18)	No Opt. Call	AAA	799,466
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
95	5.500%, 1/01/14 (Alternative Minimum Tax)	12/13 at 100.00	BBB	95,085
1,570	5.500%, 1/01/15 (Alternative Minimum Tax)	12/13 at 100.00	BBB	1,571,397
2,480	Total Connecticut			2,465,948
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	BBB–	157,418

14	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.2%
$120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	$111,300
150	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	157,238
270	Total District of Columbia			268,538
	Florida – 6.1%
80	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.375%, 6/01/16	No Opt. Call	A+	88,908
160	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	180,731
	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,215	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	1,287,329
340	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	371,889
	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	A+	56,479
455	5.000%, 6/01/20	No Opt. Call	A+	509,814
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	670,908
125	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	126,736
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA–	10,513
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	10,342
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	819,210
250	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	267,418
2,000	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2005, 5.000%, 10/01/22 – AMBAC Insured	10/15 at 100.00	AA–	2,161,556
130	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	143,290
670	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	707,842
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
100	5.000%, 9/01/22	No Opt. Call	A+	114,927
50	5.000%, 9/01/23	9/22 at 100.00	A+	56,437
150	5.000%, 9/01/25	9/22 at 100.00	A+	164,814
7,145	Total Florida			7,749,143
	Georgia – 0.8%
300	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	A (4)	343,614
600	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	664,242
900	Total Georgia			1,007,856
	Hawaii – 0.2%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	198,702

Nuveen Investments	15

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.1%
$100	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BB+	$91,540
	Illinois – 13.4%
200	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	12/13 at 100.00	N/R	200,544
1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series 2006, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	Aa3	1,623,135
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA	365,908
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA–	2,161,436
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	462,676
635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	656,692
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	BBB	254,595
700	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	12/13 at 100.00	BBB–	701,036
220	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	11/13 at 100.00	Baa2	220,548
110	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	115,456
290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	312,327
425	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	452,498
1,165	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	1,283,352
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	A–	427,612
320	5.000%, 8/01/21	No Opt. Call	A–	345,782
275	5.000%, 8/01/23	No Opt. Call	A–	290,296
110	5.000%, 8/01/24	8/22 at 100.00	A–	114,035
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A–	245,380
25	Illinois State, General Obligation Bonds, Series 2007A, 5.500%, 6/01/15	No Opt. Call	A–	26,818
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A–	312,111
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	A–	298,474
240	5.500%, 7/01/26	7/23 at 100.00	A–	252,468
1,355	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,177,969
1,000	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	668,500
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
500	5.000%, 6/01/19	No Opt. Call	A	563,065
1,000	5.250%, 6/01/21	No Opt. Call	A	1,128,330
700	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	839,664
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/22	No Opt. Call	A+	517,255
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/28	6/18 at 100.00	AA	378,693

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$620	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	$666,636
16,475	Total Illinois			17,063,291
	Indiana – 1.6%
210	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	213,698
180	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	190,354
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	1,074,450
250	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	A	284,843
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	254,228
1,890	Total Indiana			2,017,573
	Iowa – 0.7%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2	521,645
335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	326,310
835	Total Iowa			847,955
	Kansas – 0.2%
305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	203,548
	Kentucky – 1.1%
325	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	336,245
200	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)	1/15 at 100.60	AAA	202,628
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	357,942
150	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A+	150,645
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	321,440
1,335	Total Kentucky			1,368,900
	Louisiana – 1.3%
935	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	968,576
255	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	255,859
385	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	384,731
1,575	Total Louisiana			1,609,166

Nuveen Investments	17

NIM	Nuveen Select Maturities Municipal Fund (continued) Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.1%
$25	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	$23,131
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	39,434
60	Total Maine			62,565
	Massachusetts – 1.0%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	500,715
250	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	12/13 at 100.00	A	249,983
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	99,675
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	431,032
1,320	Total Massachusetts			1,281,405
	Michigan – 2.7%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23	No Opt. Call	A–	213,040
1,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured (5)	10/13 at 100.00	A	936,940
50	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	44,974
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	148,430
280	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/18	No Opt. Call	A+	307,098
200	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	216,564
1,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	1,002,320
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	555,805
3,580	Total Michigan			3,425,171
	Minnesota – 0.2%
250	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	264,568
	Mississippi – 0.5%
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1:
100	5.000%, 9/01/16	9/14 at 100.00	AA–	103,533
300	5.000%, 9/01/24	9/14 at 100.00	AA–	310,581
250	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company, Series 2006A, 4.800%, 8/01/30	No Opt. Call	BBB	246,295
650	Total Mississippi			660,409
	Missouri – 1.2%
315	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	376,693
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	1,174,150
1,315	Total Missouri			1,550,843

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.3%
$260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	1/23 at 100.00	N/R	$238,511
90	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	11/13 at 100.00	A (4)	103,313
350	Total Montana			341,824
	Nebraska – 0.9%
1,000	Dodge County School District 1, Nebraska, Fremont Public Schools, General Obligation Bonds, Series 2004, 5.000%, 12/15/19 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa3 (4)	1,057,860
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	107,532
1,100	Total Nebraska			1,165,392
	Nevada – 1.8%
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,108,850
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	269,458
50	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	50,643
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	870,093
2,075	Total Nevada			2,299,044
	New Hampshire – 0.5%
600	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	648,264
	New Jersey – 4.6%
250	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	244,838
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
230	5.375%, 6/15/14 (ETM)	No Opt. Call	Aaa	238,446
15	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	16,288
120	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	135,655
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
60	4.000%, 6/15/19	No Opt. Call	BBB+	63,658
300	5.000%, 6/15/21	No Opt. Call	BBB+	329,601
325	5.000%, 6/15/22	No Opt. Call	BBB+	354,562
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	377,108
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	222,163
400	5.000%, 6/15/25	6/22 at 100.00	BBB+	417,344
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	154,464
85	4.250%, 6/15/27	6/22 at 100.00	BBB+	79,534
50	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	50,857
1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	580,190
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	1,740,190
260	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	300,386
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q, 3.000%, 1/01/22	No Opt. Call	A1	248,005
300	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	282,003
6,600	Total New Jersey			5,835,292

Nuveen Investments	19

NIM	Nuveen Select Maturities Municipal Fund (continued) Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.3%
$220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	$233,314
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA–	872,833
415	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	439,863
75	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA–	57,592
130	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	136,521
150	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	150,704
25	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35	9/16 at 100.00	A–	25,120
405	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	A	436,136
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
25	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	A	27,718
365	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	A	402,956
150	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	A	164,186
125	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	A	136,378
190	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	A	208,736
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
250	5.250%, 6/01/20 – AMBAC Insured	12/13 at 100.00	AA–	251,835
200	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA–	200,602
640	5.250%, 6/01/22 – AMBAC Insured	12/13 at 100.00	AA–	641,926
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
500	5.500%, 6/01/21	12/13 at 100.00	AA–	502,220
365	5.500%, 6/01/22	12/13 at 100.00	AA–	366,584
	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA–	409,626
565	5.000%, 6/01/18	No Opt. Call	AA–	650,965
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	473,316
6,325	Total New York			6,789,131
	North Carolina – 0.2%
200	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/19	No Opt. Call	A	230,418
	Ohio – 3.4%
45	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Baa1	49,367
1,325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	1,131,378
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	457,502
250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	268,138

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$25	4.000%, 10/01/18	No Opt. Call	A1	$27,112
30	4.000%, 10/01/19	No Opt. Call	A1	32,494
40	4.000%, 10/01/20	No Opt. Call	A1	43,218
45	5.000%, 10/01/21	No Opt. Call	A1	51,318
35	5.000%, 10/01/22	No Opt. Call	A1	40,012
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/34	2/31 at 100.00	A+	1,226,680
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	1,050,570
5,275	Total Ohio			4,377,789
	Oklahoma – 0.8%
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	1,052,190
	Pennsylvania – 7.3%
935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	904,454
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	105,889
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	200,480
105	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	113,996
345	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	372,534
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)	12/13 at 100.00	N/R (4)	252,898
125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	122,976
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	535,410
4,120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighteenth Series 2004, 5.000%, 8/01/15 – AMBAC Insured	8/14 at 100.00	BBB+	4,240,382
1,115	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,339,394
715	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	764,264
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	BBB+	366,178
8,895	Total Pennsylvania			9,318,855
	Puerto Rico – 1.0%
45	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB–	36,197
20	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 0.000%, 7/01/19 – AMBAC Insured	No Opt. Call	Baa3	13,156
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.000%, 4/01/27	No Opt. Call	BBB–	410,895

Nuveen Investments	21

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	$744,700
75	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/32	No Opt. Call	A+	18,944
25	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	3,912
25	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	BBB–	23,020
1,690	Total Puerto Rico			1,250,824
	Rhode Island – 1.0%
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
430	6.125%, 6/01/32	12/13 at 100.00	BBB+	425,949
880	6.250%, 6/01/42	12/13 at 100.00	BBB–	861,538
1,310	Total Rhode Island			1,287,487
	South Carolina – 5.3%
750	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/19	12/13 at 100.00	Aa3	756,353
255	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	281,517
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	1,939,322
3,025	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	Baa1	3,715,906
5,570	Total South Carolina			6,693,098
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27	5/17 at 100.00	A+	1,021,270
	Tennessee – 0.2%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
100	4.000%, 1/01/22	No Opt. Call	A	104,026
180	5.000%, 1/01/23	No Opt. Call	A	198,704
280	Total Tennessee			302,730
	Texas – 10.4%
1,055	Austin, Texas, General Obligation Bonds, Series 2004, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AAA	1,101,578
560	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	582,506
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2007:
125	5.000%, 5/01/23 – SYNCORA GTY Insured	5/17 at 100.00	A1	139,715
15	5.000%, 5/01/24 – SYNCORA GTY Insured	5/17 at 100.00	A1	16,766
15	5.000%, 5/01/25 – SYNCORA GTY Insured	5/17 at 100.00	A1	16,401
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A1	10,624
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 4.500%, 5/01/25 – NPFG Insured	5/16 at 100.00	A1	10,302

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds, Series 2009:
$20	5.000%, 5/01/29	5/19 at 100.00	A1	$20,728
145	5.000%, 5/01/39	5/19 at 100.00	A1	147,323
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 5/01/14)	No Opt. Call	CC	375
2,000	Brazos River Authority, Texas, Collateralized Revenue Bonds, CenterPoint Energy Inc., Refunding Series 2004B, 4.250%, 12/01/17 – FGIC Insured	6/14 at 100.00	A	2,044,660
5	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	5,292
500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	511,630
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/15/20	8/16 at 100.00	AAA	2,087,663
465	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013C, 2.000%, 10/01/17 (Mandatory put 2/15/14)	No Opt. Call	AA+	467,651
1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	9/16 at 100.00	A2	1,086,460
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	318,455
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.125%, 8/15/26	2/16 at 100.00	BBB–	302,325
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	197,710
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
400	5.000%, 8/15/24	8/22 at 100.00	AA	442,448
380	5.000%, 8/15/25	8/22 at 100.00	AA	415,188
905	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	952,567
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	845,805
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
100	0.000%, 9/01/43	9/31 at 100.00	AA+	68,219
490	0.000%, 9/01/45	9/31 at 100.00	AA+	367,765
1,040	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.720%, 12/15/17	12/13 at 100.00	A–	1,036,578
100	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	94,897
12,990	Total Texas			13,291,631
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	521,005
	Virginia – 0.6%
250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/14 at 100.00	N/R	250,498
500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	469,350
750	Total Virginia			719,848

Nuveen Investments	23

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments September 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.5%
$1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	$1,070,108
330	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	387,305
515	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	11/13 at 100.00	A3	513,707
1,895	Total Washington			1,971,120
	Wisconsin – 2.1%
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	Aa3	811,081
25	5.000%, 4/01/21	No Opt. Call	Aa3	28,158
15	5.000%, 4/01/22	No Opt. Call	Aa3	16,854
25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/33	4/15 at 100.00	A	25,297
320	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A	358,240
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	704,788
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/17	No Opt. Call	A+	33,759
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
500	5.250%, 8/15/18	8/16 at 100.00	A–	537,780
180	5.250%, 8/15/34	8/16 at 100.00	A–	180,155
2,525	Total Wisconsin			2,696,112
$123,295	Total Municipal Bonds (cost $119,297,304)			122,943,117

24	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value
	Corporate Bonds – 0.0%
	Nevada – 0.0%
$15	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$2,308
4	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	446
$19	Total Corporate Bonds (cost $577)				2,754
	Total Long-Term Investments (cost $119,297,881)				122,945,871
	Other Assets Less Liabilities – 3.5%				4,411,365
	Net Assets – 100%				$127,357,236

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of
Assets & Liabilities
September 30, 2013 (Unaudited)

Assets
Investments, at value (cost $119,297,881)	$122,945,871
Cash	1,044,066
Receivable for:
Interest	1,614,394
Investments sold	2,513,150
Other assets	2,480
Total assets	128,119,961
Liabilities
Payable for:
Dividends	343,453
Investments purchased	327,058
Accrued expenses:
Management fees	48,660
Trustees fees	769
Other	42,785
Total liabilities	762,725
Net assets	$127,357,236
Shares outstanding	12,439,123
Net asset value per share outstanding	$10.24
Net assets consist of:
Shares, $.01 par value per share	$124,391
Paid-in surplus	123,790,293
Undistributed (Over-distribution of) net investment income	258,042
Accumulated net realized gain (loss)	(463,480)
Net unrealized appreciation (depreciation)	3,647,990
Net assets	$127,357,236
Authorized shares	Unlimited

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of
Operations
Six Months Ended September 30, 2013 (Unaudited)

Investment Income	$2,594,703
Expenses
Management fees	302,808
Shareholder servicing agent fees and expenses	3,318
Custodian fees and expenses	21,193
Trustees fees and expenses	1,630
Professional fees	11,113
Shareholder reporting expenses	24,116
Stock exchange listing fees	4,319
Other expenses	5,553
Total expenses	374,050
Net investment income (loss)	2,220,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	141,617
Change in net unrealized appreciation (depreciation) of investments	(5,130,378)
Net realized and unrealized gain (loss)	(4,988,761)
Net increase (decrease) in net assets from operations	$(2,768,108)

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
Changes in Net Assets (Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/13	3/31/13
Operations
Net investment income (loss)	$2,220,653	$4,629,350
Net realized gain (loss) from investments	141,617	193,826
Change in net unrealized appreciation (depreciation) of investments	(5,130,378)	2,117,368
Net increase (decrease) in net assets from operations	(2,768,108)	6,940,544
Distributions to Shareholders
From net investment income	(2,151,968)	(4,601,245)
Decrease in net assets from distributions to shareholders	(2,151,968)	(4,601,245)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	69,682
Net increase (decrease) in net assets from capital share transactions	—	69,682
Net increase (decrease) in net assets	(4,920,076)	2,408,981
Net assets at the beginning of period	132,277,312	129,868,331
Net assets at the end of period	$127,357,236	$132,277,312
Undistributed (Over-distribution of) net investment income at the end of period	$258,042	$189,357

See accompanying notes to financial statements.

28	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	29

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Ending Market Value
Year Ended 3/31:
2014 (c)	$10.63	$.18	$(.40)	$(.22)	$(.17)	$—	$(.17)	$10.24	$9.73
2013	10.45	.37	.18	.55	(.37)	—	(.37)	10.63	10.35
2012	10.02	.40	.44	.84	(.41)	—	(.41)	10.45	10.23
2011	10.22	.43	(.21)	.22	(.42)	—	(.42)	10.02	9.81
2010	9.68	.44	.52	.96	(.42)	—	(.42)	10.22	10.42
2009	10.07	.43	(.38)	.05	(.44)	—	(.44)	9.68	9.98

30	Nuveen Investments

			Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets
Based on Net Asset Value	(a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss	)	Portfolio Turnover Rate	(b)
(2.05)%		(4.34)%		$127,357.58	%*	3.43	%*	8%
5.32		4.77		132,277.56		3.51		17
8.49		8.49		129,868.62		3.92		17
2.15		(1.89)		124,549.59		4.22		8
10.06		8.83		126,832.59		4.38		5
52		6.53		120,012.61		4.43		8

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of September 30, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments of $311,346.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

32	Nuveen Investments

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of September 30, 2013, the Fund was not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$122,943,117	$—	$122,943,117
Corporate Bonds	—	—	2,754	2,754
Total	$—	$122,943,117	$2,754	$122,945,871

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Corporate Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
The Fund is authorized to invest in certain derivatives instruments such as futures, options and swap contracts. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended September 30, 2013.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

34	Nuveen Investments

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Transactions in Fund shares were as follows:

	Six Months	Year
	Ended	Ended
	9/30/13	3/31/13
Shares issued to shareholders due to reinvestment of distributions	—	6,549

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2013, aggregated $10,157,353 and $12,209,483, respectively.

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of September 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$119,114,497
Gross unrealized:
Appreciation	$5,031,773
Depreciation	(1,200,399)
Net unrealized appreciation (depreciation) of investments	$3,831,374

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2013, the Fund’s last tax year end, as follows:

Paid-in-surplus	$(840)
Undistributed (Over-distribution of) net investment income	(35,106)
Accumulated net realized gain (loss)	35,946

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2013, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income1	$358,855
Undistributed net ordinary income2	12,178
Undistributed net long-term capital gains	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2013, paid on April 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$4,625,917
Distributions from net ordinary income2	—
Distributions from net long-term capital gains	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2013, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

Expiration:
March 31, 2014	$14,448
March 31, 2015	11,084
March 31, 2016	44,763
March 31, 2017	148,403
Not subject to expiration:
Short-term losses:	—
Long-term losses:	374,258
Total	$592,956

As of March 31, 2013, the Fund’s last tax year end, $4,977 of the Fund’s capital loss carryforwards expired.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses1	$1,346
Late-year ordinary losses2	—

1	Capital losses incurred from November 1, 2012 through March 31, 2013, the Fund’s last tax year end.
2	Ordinary losses incurred from January 1, 2013 through March 31, 2013, and specified losses incurred from November 1, 2012 through March 31, 2013.

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For net assets over $2 billion	.2375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2013, the complex-level fee rate for the Fund was .1686%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of

38	Nuveen Investments

various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain

40	Nuveen Investments

Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant under-performance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds (including the Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, given that, as noted above, the Performance Peer Group for the Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Independent Board Members also considered the Fund’s performance compared to its benchmark and noted that although the Fund underperformed its benchmark for the three- and five-year periods, it outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

42	Nuveen Investments

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher compared to its peer averages. In this regard, the Independent Board Members observed that the Fund’s higher relative expense ratio was generally due to limitations with the peer group.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its

44	Nuveen Investments

advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

46	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	47

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information
The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0913D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 5, 2013